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                                                                    EXHIBIT 23.1
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                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors

CardioDynamics International Corporation:

We consent to the use of our report incorporated herein by reference.

                                  /s/  KPMG LLP

San Diego, California

October 1, 2001